Segment Reporting (Details)	6 Months Ended
Jun. 30, 2026
Segment Reporting [Abstract]
Description of CODM	The Company uses the management approach to determine reportable operating segments. The management approach considers the internal organization and reporting used by the Company’s chief operating decision maker (“CODM”) for making decisions, allocating resources and assessing performance.
Number of operating segment	1
Indicates title and position	Chief Executive Officer